UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2012

Energy Holdings International, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52631	26-4574476
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

12012 Wickchester Lane, Suite 130
Houston, Texas 77079
 (Address of principal executive offices) (zip code)

(832) 230-1490
 (Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 27, 2011, Energy Holdings International, Inc. (the “Company”),  issued a convertible promissory note in the amount of $42,500 in exchange for cash.  The note contained a beneficial conversion feature which initially contained a variable conversion price, rendering the instrument a derivative under ASC 815 – Accounting for Derivative Instruments and Hedging Activities. In addition to the effect of the beneficial conversion feature, their variability tainted the 500,000 warrants issued on March 1, 2011 (“the March 1 Warrants”).

At June 30, 2011, we carried the fair values of these to derivative liabilities at $119,643.

On October 24, 2011, we amended that convertible promissory note to contain a minimum conversion price below which our creditor could not seek additional shares (the “Floor Price”).  We believed that this Floor Price was sufficient to preclude us from having to account for the note’s beneficial conversion feature and the tainted nature of the March 1 Warrants as derivatives.  As such we did not account for these outstanding instruments as derivatives for the quarters ended September 30, 2011, December 31, 2011 and March 31, 2012.

Upon recalculation, management has determined that the Floor Price was not sufficient to preclude derivative treatment.   Accordingly, the Company intends to restate its financial statements for each of these three quarters.

Because the Company has engaged its valuation experts to advise it on the proper valuation of the derivatives, the exact impact of the restatement on the Company’s financial statements is not known at the present time. The Company’s expects to include the restatements in the Form 10-K which is expected to be filed no later than October 15, 2012.  The Company further expects that the charges, which are unrelated to the Company’s cash flow or operations, will be non-recurring. Of note, the before mentioned Promissory note was paid in full and the 500,000 warrants expired.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act, including statements with respect to the Company’s fiscal 2011 results. These statements are based on management’s current expectations, estimates and projections. Forward-looking statements are subject to risks and uncertainties that may cause actual results in the future to differ materially from the results projected or implied in any forward-looking statements contained in this Current Report on Form 8-K.  Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These factors include those described under the caption “Risk Factors” included within the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission ("SEC") and the risks discussed in the Company’s subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. Except as may be required by law, the Company undertakes no obligation to address or publicly update any of its forward-looking statements to reflect events or circumstances that arise after the date of this report.

Item 9.01    Financial Statements and Exhibits.

(a) Financial statements of business acquired.

    Not applicable.

(b) Pro forma financial information.

    Not applicable.

(c) Exhibits

    Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY HOLDINGS INTERNATIONAL, INC.
October 10, 2012
	By:	/s/ John Adair
Chief Executive Officer